Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Puget Energy, Inc., a Washington corporation, unless and until a Reporting Person shall give written notice to the other Reporting Persons that it wishes to make separate Schedule 13D filings. The undersigned hereby further agree that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
[Remainder of this page has been left intentionally blank.]

23

SIGNATURES
IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 13th day of December 2007.
PUGET HOLDINGS LLC (f/k/a PADUA HOLDINGS LLC)

By:	/s/ Christopher Leslie

Name:	Christopher Leslie
Title:	Manager
MACQUARIE INFRASTRUCTURE PARTNERS A, L.P., by its general partner MACQUARIE INFRASTRUCTURE PARTNERS U.S. GP LLC, by its manager and attorney-in-fact MACQUARIE INFRASTRUCTURE PARTNERS INC.

By:	/s/ Robert Lawsky

Name:	Robert Lawsky
Title:	Assistant Secretary

By:	/s/ Mark Wong

Name:	Mark Wong
Title:	Treasurer
MACQUARIE INFRASTRUCTURE PARTNERS CANADA, L.P., by its general partner MACQUARIE INFRASTRUCTURE PARTNERS CANADA GP LTD, by its manager and attorney-in-fact MACQUARIE INFRASTRUCTURE PARTNERS INC.

By:	/s/ Robert Lawsky

Name:	Robert Lawsky
Title:	Assistant Secretary

By:	/s/ Mark Wong

Name:	Mark Wong
Title:	Treasurer

24

MACQUARIE INFRASTRUCTURE PARTNERS INTERNATIONAL, L.P., by its general partner MACQUARIE INFRASTRUCTURE PARTNERS U.S. GP LLC, by its manager and attorney-in-fact MACQUARIE INFRASTRUCTURE PARTNERS INC.

By:	/s/ Robert Lawsky

Name:	Robert Lawsky
Title:	Assistant Secretary

By:	/s/ Mark Wong

Name:	Mark Wong
Title:	Treasurer
MACQUARIE FSS INFRASTRUCTURE TRUST

By:	MACQUARIE SPECIALISED ASSET MANAGEMENT LIMITED in its capacity as responsible entity of MACQUARIE FSS INFRASTRUCTURE TRUST

By:	/s/ Gregory Osborne

Name:	Gregory Osborne
Title:	Chief Executive Officer
PADUA MG HOLDINGS INC.

By:	/s/ Alan James

Name:	Alan James
Title:	Director

By:	/s/ Robinson Kupchak

Name:	Robinson Kupchak
Title:	Director
CPP INVESTMENT BOARD (USRE II), INC.

By:	/s/ Mark D. Wiseman

Name:	Mark D. Wiseman
Title:	Authorized Signatory

By:	/s/ Graeme F. Bevans

Name:	Graeme F. Bevans
Title:	Authorized Signatory

25

6860141 CANADA INC. as Trustee of PADUA INVESTMENT TRUST

By:	/s/ Lincoln Webb

Name:	Lincoln Webb
Title:	President
PIP2PX (PAD) LTD

By:	/s/ William McKenzie

Name:	William McKenzie
Title:	President and Director
PIP2GV (PAD) LTD

By:	/s/ William McKenzie

Name:	William McKenzie
Title:	President and Director

26

Schedule I
The name, business address, present principal employment and citizenship of each Manager of Padua is set forth below.

Present Principal
Name	Business Address	Employment	Citizenship
Christopher Leslie — Manager	MIP Padua Holdings, GP 125 West 55th Street, Level 22 New York, NY 10019	Macquarie Capital Funds, Inc.	Great Britain / Australia

Mark Wong — Alternate Manager	MIP Padua Holdings, GP 125 West 55th Street, Level 22 New York, NY 10019	Macquarie Capital Funds, Inc.	Australia

Greg Osborne — Manager	Macquarie Specialised Asset Management Limited as responsible entity for Macquarie FSS Infrastructure Trust Level 11, 1 Martin Place Sydney NSW 2000 Australia	Macquarie Capital Funds.	Australia

David Luboff — Alternate Manager	Macquarie Specialised Asset Management Limited as responsible entity for Macquarie FSS Infrastructure Trust Level 11, 1 Martin Place Sydney NSW 2000 Australia	Macquarie Capital Funds	Australia

Alan James — Manager	Padua MG Holdings Inc. 125 West 55th Street, Level 22 New York, NY 10019	Senior Managing Director, Macquarie Holdings (USA) Inc.	Australia

Robinson Kupchak — Alternate Manager	Padua MG Holdings Inc. 125 West 55th Street, Level 22 New York, NY 10019	Division Director, Macquarie Holdings (USA) Inc.	United States of America

Graeme Bevans — Manager	CPP Investment Board (USRE II) Inc. One Queen Street East, Suite 2600 P.O. Box 101 Toronto, Ontario Canada M5C 2W5	Vice President and Head of Infrastructure Investments of Canada Pension Plan Investment Board	Australia

Mark Wiseman — Alternate Manager	CPP Investment Board (USRE II) Inc. One Queen Street East, Suite 2600 P.O. Box 101 Toronto, Ontario Canada M5C 2W5	Senior Vice President — Private Investments of Canada Pension Plan Investment Board	Canada

Lincoln Webb — Manager	Padua Investment Trust c/o 6860141 CANADA INC. Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, British Columbia Canada V8T 5K6	British Columbia Investment Management Corporation Vice President — Private Placements	Canada

Richard Dinneny — Alternate Manager	Padua Investment Trust c/o 6860141 CANADA INC. Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, British Columbia Canada V8T 5K6	Portfolio Manager for Direct Investments at British Columbia Investment Management Corporation	Canada

William McKenzie — Manager	PIP2PX (Pad) Ltd. and PIP2GV (Pad) Ltd. 340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Head, Infrastructure and Timber Investments, Alberta Investment Management	Canada

Benjamin Hawkins — Alternate Manager	PIP2PX (Pad) Ltd. and PIP2GV (Pad) Ltd. 340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Portfolio Manager, Infrastructure Investments, Alberta Investment Management	Canada

Schedule II
The name, business address, present principal business and jurisdiction of organization of the general partner of MIP A and MIP I is set forth below.

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business	Organization
Macquarie Infrastructure Partners U.S. GP LLC	125 West 55th Street, New York, NY 10019	To (a) serve as general partner of Macquarie Infrastructure Partners A, L.P., Macquarie Infrastructure Partners B, L.P., Macquarie Infrastructure Partners B Holdings, L.P., and Macquarie Infrastructure Partners International, L.P.; (b) engage in any and all other lawful acts and activities for which limited liabilities companies may be formed under the Delaware Limited Liability Company Act; and (c) engage in any and all activities necessary or incidental to any of the foregoing.	State of Delaware

Schedule III
The name, business address, present principal business or employment and jurisdiction of organization or citizenship of MIP Canada GP and MNAL and the executive officers and directors of MIP Canada GP and MNAL is set forth below.

Present Principal
	Principal Office or	Business or	Jurisdiction of
Name	Business Address	Employment	Organization/Citizenship

Macquarie Infrastructure Partners Canada GP Ltd.	Canadian Pacific Tower Toronto-Dominion Centre 100 Wellington Street West P.O. Box 234, Suite 2200 Toronto ON M5K 1J3	To (a) serve as general partner of Macquarie Infrastructure Partners Canada, L.P.; (b) engage in any and all other lawful acts and activities for which corporations may be formed under the Canada Business Corporations Act; and (c) engage in any and all activities necessary or incidental to any of the foregoing.	Canada

Christopher Leslie — Director and President	MIP Padua Holdings, GP 125 West 55th Street, Level 22 New York, NY 10019	Macquarie Capital Funds, Inc.	Great Britain / Australia

Mark Wong — Director and Secretary	MIP Padua Holdings, GP 125 West 55th Street, Level 22 New York, NY 10019	Macquarie Capital Funds, Inc.	Australia

Gregory Smith — Director	MIP Canada GP c/o Macquarie Infrastructure Partners Canada GP Ltd., Canadian Pacific Tower Toronto-Dominion Centre 100 Wellington Street West P.O. Box 234, Suite 2200 Toronto ON M5K 1J3		Canada

Stephen Mentzines — Director	MIP Canada GP c/o Macquarie Infrastructure Partners Canada GP Ltd., Canadian Pacific Tower Toronto-Dominion Centre 100 Wellington Street West P.O. Box 234, Suite 2200 Toronto ON M5K 1J3	Executive Director Macquarie Holdings (U.S.A.) Inc.	Australia

Macquarie North American Limited	Canadian Pacific Tower Toronto-Dominion Centre 100 Wellington Street West P.O. Box 234, Suite 2200 Toronto ON M5K 1J3		Canada

Schedule IV
The name, business address, present principal business and jurisdiction of organization of the responsible entity of MFIT is set forth below.

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business	Organization
Macquarie Specialised Asset Management (as Responsible Entity for Macquarie-FSS Infrastructure Trust)	L11 No 1 Martin Place Sydney NSW 2000 Australia	Infrastructure Investment	Australia

Schedule V
The name, business address, present principal employment and citizenship of each executive officer and director of PMGH and each executive officer and director of such person ultimately controlling PMGH is set forth below.
Padua MG Holdings Inc.

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
Alan James	125 West 55th Street, 22nd Floor, New York, NY 10019	Senior Managing Director Macquarie Holdings (U.S.A.) Inc.	Australia

Murray Bleach	125 West 55th Street, 22nd Floor, New York, NY 10019	Executive Director; Office Head — US Macquarie Holdings (U.S.A.) Inc.	Australia

Robinson Kupchak	125 West 55th Street, 22nd Floor, New York, NY 10019	Division Director Macquarie Holdings (U.S.A.) Inc.	United States of America

Kathleen Hahn	125 West 55th Street, 22nd Floor, New York, NY 10019	Division Director; Head of Corporate Affairs Group (US) Macquarie Holdings (U.S.A.) Inc.	Australia

Christine Rivera	125 West 55th Street, 22nd Floor, New York, NY 10019	Manager Macquarie Holdings (U.S.A.) Inc.	United States of America
Macquarie Holdings (U.S.A.) Inc.

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
Murray Bleach	125 West 55th Street, 22nd Floor, New York, NY 10019	Executive Director; Office Head — US Macquarie Holdings (U.S.A.) Inc.	Australia

Luke Sullivan	125 West 55th Street, 22nd Floor, New York, NY 10019	Executive Director Macquarie Holdings (U.S.A.) Inc.	Australia

Stephen Mentzines	125 West 55th Street, 22nd Floor, New York, NY 10019	Executive Director Macquarie Holdings (U.S.A.) Inc.	Australia

Kathleen Hahn	125 West 55th Street, 22nd Floor, New York, NY 10019	Division Director; Head of Corporate Affairs Group (US) Macquarie Holdings (U.S.A.) Inc.	Australia

Christine Rivera	125 West 55th Street, 22nd Floor, New York, NY 10019	Manager Macquarie Holdings (U.S.A.) Inc.	United States of America

Macquarie Equities (US) Holdings Pty Limited

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
Gregory C. Ward	No. 1 Martin Place, Sydney, NSW 2000 Australia	Chief Financial Officer Macquarie Group Limited	Australia

Roy S. Laidlaw	No. 1 Martin Place, Sydney, NSW 2000 Australia	Executive Director Macquarie Group Limited	Australia

Stuart J. Dyson	No. 1 Martin Place, Sydney, NSW 2000 Australia	Financial Controller Macquarie Group Limited	Australia
Macquarie Group (US) Holdings No.1 Pty Limited

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
Gregory C. Ward	No. 1 Martin Place, Sydney, NSW 2000 Australia	Chief Financial Officer Macquarie Group Limited	Australia

W. Richard Sheppard	No. 1 Martin Place, Sydney, NSW 2000 Australia	Deputy Managing Director Macquarie Group Limited	Australia

Stuart J. Dyson	No. 1 Martin Place, Sydney, NSW 2000 Australia	Financial Controller Macquarie Group Limited	Australia
Macquarie Capital International Holdings Pty Ltd

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
Nicholas Moore	No. 1 Martin Place, Sydney, NSW 2000 Australia	Executive Director Macquarie Group Limited	Australia

Gregory C. Ward	No. 1 Martin Place, Sydney, NSW 2000 Australia	Chief Financial Officer Macquarie Group Limited	Australia

Michael Carapiet	No. 1 Martin Place, Sydney, NSW Australia 2000	Executive Director Macquarie Group Limited	Australia

Michael Price	No. 1 Martin Place, Sydney, NSW Australia 2000	Executive Director Macquarie Group Limited	Australia

Macquarie Capital Group Limited (f/k/a Macquarie Capital Group Pty Limited)

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
Stuart J. Dyson	No. 1 Martin Place,	Financial Controller	Australia
	Sydney, NSW 2000	Macquarie Group Limited
Australia

Stephen Allen	No. 1 Martin Place,	Executive Director	Australia
	Sydney, NSW 2000	Macquarie Group Limited
Australia

John Roberts	No. 1 Martin Place,	Executive Director	New Zealand. (Australian Resident)
	Sydney, NSW 2000	Macquarie Group Limited
Australia

Nicholas Moore	No. 1 Martin Place,	Executive Director	Australia
	Sydney, NSW 2000	Macquarie Group Limited
Australia

Gregory C. Ward	No. 1 Martin Place,	Chief Financial Officer	Australia
	Sydney, NSW 2000	Macquarie Group Limited
Australia

Michael Price	No. 1 Martin Place,	Executive Director	Australia
	Sydney, NSW 2000	Macquarie Group Limited
Australia
Macquarie Financial Holdings Limited

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
W. Richard Sheppard	No. 1 Martin Place,	Deputy Managing Director	Australia
	Sydney, NSW 2000	Macquarie Group Limited
Australia

Gregory C. Ward	No. 1 Martin Place,	Chief Financial Officer	Australia
	Sydney, NSW 2000	Macquarie Group Limited
Australia

Stuart J. Dyson	No. 1 Martin Place,	Financial Controller	Australia
	Sydney, NSW 2000	Macquarie Group Limited.
Australia
Macquarie Group Limited

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
David S. Clarke —	No. 1 Martin Place,	Non-executive Chairman	Australia
Non-executive Chairman	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Laurence G. Cox —	No. 1 Martin Place,	Executive Director	Australia
Executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Peter M. Kirby —	No. 1 Martin Place,	Non-executive Director	Australia
Non-executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

	Principal Office or	Present Principal	Jurisdiction of
Name	Business Address	Business or Employment	Organization/Citizenship
Catherine B. Livingstone —	No. 1 Martin Place,	Non-executive Director	Australia
Non-executive	Sydney, New South	Macquarie Group Limited
Director	Wales 2000,
Australia

H. Kevin McCann —	No. 1 Martin Place,	Non-executive Director	Australia
Non-executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

John R. Niland —	No. 1 Martin Place,	Non-executive Director	Australia
Non-executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Helen M. Nugent —	No. 1 Martin Place,	Non-executive Director	Australia
Non-executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Peter H. Warne —	No. 1 Martin Place,	Non-executive Director	Australia
Non-executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Allan E. Moss —	No. 1 Martin Place,	Managing Director and	Australia
Managing Director and	Sydney, New South	Chief Executive Officer
Chief Executive Officer	Wales 2000,	Macquarie Group Limited
Australia

Andrew J. Downe —	No. 1 Martin Place,	Executive Director	Australia
Executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Gregory C. Ward —	No. 1 Martin Place,	Chief Financial Officer	Australia
Chief Financial Officer	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

J. Kimberley Burke —	No. 1 Martin Place,	Executive Director	Australia
Executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Michael Carapiet —	No. 1 Martin Place,	Executive Director	Australia
Executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Nicholas W. Moore —	No. 1 Martin Place,	Executive Director	Australia
Executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Nicholas R. Minogue —	No. 1 Martin Place,	Executive Director	Australiha
Executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

Peter J. Maher —	No. 1 Martin Place,	Executive Director	Australia
Executive Director	Sydney, New South	Macquarie Group Limited
Wales 2000,
Australia

W. Richard Sheppard —	No. 1 Martin Place,	Deputy Managing Director	Australia
Deputy Managing	Sydney, New South	Macquarie Group Limited
Director	Wales 2000,
Australia

Schedule VI
The name, business address, present principal employment and citizenship of each executive officer and director, each person controlling CPP and each executive officer and director of such person ultimately controlling CPP is set forth below.
CPP Investment Board (USRE II) Inc.*

		Principal Office	Present Principal	Jurisdiction of
		or Business	Business or	Organization/
Name	Position	Address	Employment	Citizenship
David Denison	Director and Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	President and CEO of Canada Pension Plan Investment Board (“CPPIB”) and President of CPP	Canada

John Butler	Director and Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — General Counsel and Corporate Secretary of CPPIB and Secretary of CPP	Canada

Myra Libenson	Director and Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Chief Operations Officer of CPPIB and Treasurer of CPP	Canada

*	All voting securities of CPP are held by CPPIB.
Canada Pension Plan Investment Board**

		Principal Office	Present Principal	Jurisdiction of
		or Business	Business or	Organization/
Name	Position	Address	Employment	Citizenship
Robert Astley	Director	c/o One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Director of CPPIB and former President of Sun Life Financial Canada	Canada

Gail Cook-Bennett	Director	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Chairperson of CPPIB	Canada

Ian Bourne	Director	Suite 605 505 - 3rd Street S.W. Calgary, AB T2P 3E6	Director of CPPIB and retired Executive Vice-President and CFO of TransAlta Corporation	Canada

Germaine Gibara	Director	1470 Peel Street, Suite 200 Montréal, Québec H3A 1T1	President and CEO of Avvio Management Inc.	Canada

Peter Hendrick	Director	c/o One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Director of CPPIB and former Executive Vice-President of Investments and Chief Investment Officer of Mackenzie Financial Corporation	Canada

William Philip MacDougall	Director	137 Queen Street, Suite 303 Charlottetown, PEI C1A 4B3	President of MacDougall Consulting	Canada

Dale Parker	Director	c/o One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Director of CPPIB and former CEO of the British Columbia Financial Institutions Commission, Bank of British Columbia, and Workers’ Compensation Board of British Columbia	Canada

Geraldine Sinclair	Director	#102-577 Great Northern Way Vancouver, BC V5T 1E1	Executive Director of Masters of Digital Media Program at Centre for Digital Media	Canada

Helen Sinclair	Director	55 University Avenue, Suite 1800 Toronto, ON M5J 2H7	CEO of Bankworks Trading Inc.	Canada

Ronald Smith	Director	c/o One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Director of CPPIB and former Senior Vice-President and CFO of Emera, Inc.	Canada

David Walker	Director	203 Grenfell Blvd. Winnipeg, Manitoba R3P 0B8	President of West-Can Consultants Ltd. and W.C. Investments Ltd.	Canada

Murray Wallace	Director	c/o One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Chairman and CEO of Park Street Capital Corporation	Canada

David Denison	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	President and CEO of CPPIB and President of CPP	Canada

John Butler	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — General Counsel and Corporate Secretary of CPPIB and Secretary of CPP	Canada

Ian Dale	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — Communications and Stakeholder Relations of CPPIB	Canada

Graeme Eadie	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — Real Estate Investments of CPPIB	Canada

John Ilkiw	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — Portfolio Design and Risk Management of CPPIB	Canada

Myra Libenson	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Chief Operations Officer of CPPIB and Treasurer of CPP	Canada

Donald Raymond	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — Public Market Investments of CPPIB	Canada

David Wexler	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — Human Resources of CPPIB	Canada

Mark Wiseman	Executive Officer	One Queen Street East, Suite 2600, Toronto, ON M5C 2W5	Senior Vice President — Private Investments of CPPIB	Canada

**	CPPIB is a crown corporation created by the Canada Pension Plan Investment Board Act. CPPIB’s principal business is as an investment holding corporation. All voting securities of CPPIB are held by the Minister of Finance on behalf of Her Majesty the Queen in Right of Canada. CPPIB’s principal business address is One Queen Street East, Suite 2600, Toronto, ON M5C 2W5.

Schedule VII
The name, business address, present principal employment and citizenship of each officer or director of 6860141 Canada Inc., the Trustee of PIT, and of the sole shareholder of 6860141 Canada Inc., is set forth below.

Present Principal
	Principal Office or	Business or	Jurisdiction of
Name	Business Address	Employment	Organization/Citizenship
British Columbia Investment Management Corporation (“bcIMC”)	Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC’s business is to act as a trust company authorized to carry on trust business and investment management services.	British Columbia. bcIMC is an entity created by legislative act of the Government of British Columbia and exists pursuant to the Public Sector Pension Plans Act SBC, 1999 c.44 (the “PSPPA”).

Sid Fattedad — Director	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — Director	Canada

Joan Axford — Director	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — Director	Canada

Ron McEachern — Director	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — Director	Canada

Frank Leonard — Director	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — Director	Canada

John Wilson — Director	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — Director	Canada

Anne Lippert — Director	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — Director	Canada

Joanne McLeod — Director	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — Director	Canada

Doug Pearce — CEO and CIO	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — CEO and CIO	Canada

Bryan Thomson — VP Equity Investments	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Equity Investments	Canada

Paul Flanagan — VP Fixed Income	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Fixed Income	Canada

Dean Atkins — VP Mortgages	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Mortgages	Canada

Lincoln Webb — VP Private Placements	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Private Placements	Canada

Chuck Swanson — VP Real Estate	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Real Estate	Canada

Daryl Jones — VP Consulting and Client Services	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Consulting and Client Services	Canada

David Woodward — VP Finance and Operations	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Finance and Operations	Canada

Carol Iverson — VP Human Resources	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Human Resources	Canada

Robert des Trois Maisons — VP Legal Affairs and General Counsel	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Legal Affairs and General Counsel	Canada

Kim Thornber — VP Trade Management and Compliance	c/o British Columbia Investment Management Corporation Sawmill Point, Suite 301 - 2940 Jutland Road Victoria, BC Canada V8T 5K6	bcIMC — VP Trade Management and Compliance	Canada
The name, business address, present principal employment and citizenship of each officer or director of 6860141 Canada Inc., the Trustee of PIT, is set forth below.

Present Principal
	Principal Office or	Business or	Jurisdiction of
Name	Business Address	Employment	Organization/Citizenship
Lincoln Webb Sole Director, Chair and President of 6860141 Canada Inc., Trustee of PIT	bcIMC Sawmill Point 3rd Floor 2940 Jutland Road Victoria, British Columbia V8T 5K6 Canada	Vice President — Private Placements	Canada

Robert des Trois Maisons, Vice President Legal Affairs and General Counsel of 6860141 Canada Inc., Trustee of PIT	bcIMC Sawmill Point 3rd Floor 2940 Jutland Road Victoria, British Columbia V8T 5K6 Canada	Vice President Legal Affairs and General Counsel	Canada

Rita Andreone, Assistant Secretary of 6860141 Canada Inc., Trustee of PIT	bcIMC Suite 1600 Cathedral Place 925 West Georgia Street Vancouver, British Columbia V6C 3L2	Lawson Lundell LLP — Partner	Canada

Schedule VIII
The name, business address, present principal employment and citizenship of each director and the 100% shareholder of PIP2PX is set forth below.

Present Principal
	Principal Office or	Business or	Jurisdiction of
Name	Business Address	Employment	Organization/Citizenship
William McKenzie	340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Head, Infrastructure and Timber Investments, Alberta Investment Management	Canada

Robert MacDonald	502 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Senior Manager, Private and Structured Investments Administration	Canada

Don Svitich	340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Legal Counsel, Alberta Investment Management	Canada

Her Majesty the Queen in Right of Alberta, as represented by the Minister of Finance	340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Sovereign Entity	Canada

Schedule IX
The name, business address, present principal employment and citizenship of each director and the 100% shareholder of PIP2GV is set forth below.

Present Principal
	Principal Office or	Business or	Jurisdiction of
Name	Business Address	Employment	Organization/Citizenship
William McKenzie	340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Head, Infrastructure and Timber Investments, Alberta Investment Management	Canada

Robert MacDonald	502 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Senior Manager, Private and Structured Investments Administration	Canada

Don Svitich	340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Legal Counsel, Alberta Investment Management	Canada

Her Majesty the Queen in right of Alberta, as represented by the Minister of Finance	340 Terrace Building 9515-107 Street Edmonton, Alberta Canada T5K 2C3	Sovereign Entity	Canada